PERSONAL GUARANTY AGREEMENT

WHEREAS, Fieldpoint Petroleum Corporation, a Colorado corporation (“Borrower”) has entered into that certain Loan and Security Agreement dated October 18, 2006, as amended, between Borrower and Citibank, N.A., formerly known as Citibank Texas, N.A. (the “Lender”) (such Loan Agreement, as it may hereafter be amended or otherwise modified from time to time, being hereinafter referred to as the “Loan Agreement”, and capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Loan Agreement);

WHEREAS, the execution of this Personal Guaranty Agreement is a condition to the Lender’s obligations under the Loan Agreement;

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Ray D. Reaves, Jr., an individual (the “Guarantor”), hereby irrevocably and unconditionally guarantees to the Lender the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Personal Guaranty Agreement being upon the following terms:

1.

The term “Guaranteed Indebtedness”, as used herein means all of the “Indebtedness” (as defined in the Loan Agreement) and shall include any and all post-petition interest and expenses (including attorneys’ fees) whether or not allowed under any bankruptcy, insolvency, or other similar law; provided that the Guaranteed Indebtedness shall be limited, with respect to the Guarantor, to an aggregate amount equal to the largest amount that would not render the Guarantor’s obligations hereunder subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state law relating to fraudulent transfers or conveyances.

2.

This instrument shall be an absolute, continuing, irrevocable and unconditional guaranty of payment and performance, and not a guaranty of collection, and the Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness.  No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against the Lender or any other party, or which the Guarantor may have against Borrower, the Lender or any other party, shall be available to, or shall be asserted by, the Guarantor against the Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

3.

If the Guarantor becomes liable for any indebtedness owing by Borrower to the Lender by endorsement or otherwise, other than under this Personal Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of the Lender hereunder shall be cumulative of any and all other rights that the Lender may ever have against the Guarantor.  The exercise by the Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

4.

In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, the Guarantor shall promptly pay the amount due thereon to the Lender, without notice or demand, in lawful currency of the United States of America, and it shall not be necessary for the Lender, in order to enforce such payment by the Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness.  In the event such payment is made by the Guarantor, then the Guarantor shall be subrogated to the rights then held by the Lender with respect to the Guaranteed Indebtedness to the extent to which the Guaranteed Indebtedness was discharged by the Guarantor and, in addition, upon payment by the Guarantor of any sums to the Lender hereunder, all rights of the Guarantor against Borrower, any other

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guarantor or any Collateral arising as a result therefrom by way of right of subrogation, reimbursement, or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of the Guaranteed Indebtedness.

5.

If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Lender.

6.

The Guarantor hereby agrees that its obligations under this Personal Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of the Guarantor:  (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of the Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, the Guarantor, or any other guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by the Lender to Borrower, the Guarantor, or any other guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of the Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to the Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason the Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of the Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or the Guarantor (other than payment of the Guaranteed Indebtedness).

7.

The Guarantor represents and warrants to the Lender as follows:

(a)

All representations and warranties in the Loan Agreement relating to it are true and correct as of the date hereof and on each date the representations and warranties hereunder are restated pursuant to any of the Loan Documents with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date.

(b)

It has, independently and without reliance upon the Lender and based upon such documents and information as it has deemed appropriate, made its own analysis and decision to enter into the Loan Documents to which it is a party.

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(c)

It has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower and it is not relying upon the Lender to provide (and the Lender shall not have any duty to provide) any such information to it either now or in the future.

(d)

The value of the consideration received and to be received by the Guarantor as a result of Borrower’s and the Lender’s entering into the Loan Agreement and the Guarantor executing and delivering this Personal Guaranty Agreement is reasonably worth at least as much as the liability and obligation of the Guarantor hereunder, and such liability and obligation and the Loan Agreement have benefited and may reasonably be expected to benefit the Guarantor directly or indirectly.

8.

The Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or the Lender has any commitment under the Loan Agreement, it will comply with all covenants set forth in the Loan Agreement specifically applicable to it.

9.

When an Event of Default exists, the Lender shall have the right to set-off and apply against this Personal Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to the Guarantor, any and all deposits (general or special, time or demand, provisional or final, but excluding any account established by the Guarantor as a fiduciary for another party) or other sums at any time credited by or owing from the Lender to the Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not the Lender shall have made any demand under this Personal Guaranty Agreement.  The Lender agrees promptly to notify the Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.  The rights and remedies of the Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

10.

(a)

The Guarantor hereby agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness as herein provided.  The Subordinated Indebtedness shall not be payable, and no payment of principal, interest or other amounts on account thereof, and no property or guarantee of any nature to secure or pay the Subordinated Indebtedness shall be made or given, directly or indirectly by or on behalf of any Debtor (hereafter defined) or received, accepted, retained or applied by the Guarantor unless and until the Guaranteed Indebtedness shall have been paid in full in cash; except that prior to the occurrence and continuance of an Event of Default, the Guarantor shall have the right to receive payments on the Subordinated Indebtedness made in the ordinary course of business.  After the occurrence and during the continuance of an Event of Default, no payments of principal or interest may be made or given, directly or indirectly, by or on behalf of any Debtor or received, accepted, retained or applied by the Guarantor unless and until the Guaranteed Indebtedness shall have been paid in full in cash.  If any sums shall be paid to the Guarantor by any Debtor or any other Person on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by the Guarantor for the benefit of the Lender and shall forthwith be paid to the Lender without affecting the liability of the Guarantor under this Personal Guaranty Agreement and may be applied by the Lender against the Guaranteed Indebtedness in accordance with the Loan Agreement.  Upon the request of the Lender, the Guarantor shall execute, deliver, and endorse to the Lender such documentation as the Lender may request to perfect, preserve, and enforce its rights hereunder.  For purposes of this Personal Guaranty Agreement and with respect to the Guarantor, the term “Subordinated Indebtedness” means all indebtedness, liabilities, and obligations of Borrower or any Loan Party other than the Guarantor (Borrower and such Loan Parties herein the “Debtors”) to the Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at

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their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by the Guarantor.

(b)

The Guarantor agrees that any and all Liens (including any judgment liens), upon any Debtor’s assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens upon any Debtor’s assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such Liens in favor of the Guarantor or the Lender presently exist or are hereafter created or attached.  Without the prior written consent of the Lender, the Guarantor shall not (i) file suit against any Debtor or exercise or enforce any other creditor’s right it may have against any Debtor, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any obligations of any Debtor to the Guarantor or any Liens held by the Guarantor on assets of any Debtor.

(c)

In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor’s relief, or other insolvency proceeding involving Debtor as debtor, the Lender shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Guaranteed Indebtedness has been paid in full in cash.  The Lender may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in accordance with the Loan Agreement.

(d)

The Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Personal Guaranty Agreement.

11.

No amendment or waiver of any provision of this Personal Guaranty Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender.  No failure on the part of the Lender to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

12.

To the extent permitted by law, any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including the Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of the Guarantor against the Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

13.

This Personal Guaranty Agreement is for the benefit of the Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.  This Personal Guaranty Agreement is binding not only on the Guarantor, but on the Guarantor’s successors and assigns.

14.

The Guarantor recognizes that the Lender is relying upon this Personal Guaranty Agreement and the undertakings of the Guarantor hereunder and under the other Loan Documents to which the Guarantor is a party in making extensions of credit to Borrower under the Loan Agreement and

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further recognizes that the execution and delivery of this Personal Guaranty Agreement and the other Loan Documents to which the Guarantor is a party is a material inducement to the Lender in entering into the Loan Agreement and continuing to extend credit thereunder.  The Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Personal Guaranty Agreement or any other Loan Document to which it is a party.

15.

Any notice or demand to the Guarantor under or in connection with this Personal Guaranty Agreement or any other Loan Document to which it is a party shall be deemed effective if given to the Guarantor, care of Borrower in accordance with the notice provisions in the Loan Agreement.

16.

The Guarantor shall pay on demand all reasonable attorneys’ fees and all other reasonable costs and expenses incurred by the Lender in connection with the administration, enforcement, or collection of this Personal Guaranty Agreement.

17.

The Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Personal Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Personal Guaranty Agreement.

18.

The Loan Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and the Guarantor agrees that the Lender may exercise any and all rights granted to the Lender under the Loan Agreement and the other Loan Documents without affecting the validity or enforceability of this Personal Guaranty Agreement.

19.

THIS PERSONAL GUARANTY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF THE GUARANTOR AND THE LENDER WITH RESPECT TO THE GUARANTOR’S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF.  THIS PERSONAL GUARANTY AGREEMENT IS INTENDED BY THE GUARANTOR AND THE LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THIS PERSONAL GUARANTY AGREEMENT, AND NO COURSE OF DEALING AMONG THE GUARANTOR AND THE LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS PERSONAL GUARANTY AGREEMENT.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE GUARANTOR AND THE LENDER.

20.

This Personal Guaranty Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America.

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EXECUTED as of the 12th day of August, 2009.

GUARANTOR:

By:

/s/ Ray D. Reaves, Jr.

Ray D. Reaves, Jr.

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